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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 6, 2011

NCO Group, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other jurisdiction of incorporation)	333-173514; 333-165975; 333-150885; 333-158745 (Commission File Number)	02-0786880 (IRS Employer Identification No.)

507 Prudential Road, Horsham, Pennsylvania 19044
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (215) 441-3000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01—Regulation FD Disclosure

        NCO Group, Inc. (the "Company") is disclosing under Item 7.01 of this Current Report on Form 8-K the information attached to this report as Exhibit 99.1, which information is incorporated herein by reference. This information, some of which has not been previously reported, is excerpted from an Offering Memorandum that is being disseminated in connection with the proposed notes offering described in Item 8.01 of the Company's Current Report on Form 8-K furnished on November 30, 2011.

        Exhibit 99.1 contains the Company's results of operations and cash flows for the years ended December 31, 2010, 2009 and 2008 restated to reflect the Company's Portfolio Management segment as a discontinued operation.

        As provided in General Instruction B.2 of Form 8-K, the information included under this Item, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01—Financial Statements and Exhibits

(d)
Exhibits

No.	Description
99.1	Disclosure of NCO Group, Inc. in connection with the distribution of an Offering Memorandum.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCO GROUP, INC.
Date: December 6, 2011	By:	/s/ JOSHUA GINDIN
	Name:	Joshua Gindin
	Title:	Executive Vice President and General Counsel

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  Item 7.01—Regulation FD Disclosure
  Item 9.01—Financial Statements and Exhibits
SIGNATURES